EXHIBIT 10.1


     AMENDMENT #5 TO REVOLVING CREDIT AND SECURITY AGREEMENT


     AMENDMENT # (this "Amendment"), dated as of March 28, 1994, to that certain Revolving Credit and Security Agreement, dated as of June 15, 1984 and Restated as of October 25, 1990, between Baldwin Piano & Organ Company and General Electric Capital Corporation (as heretofore amended, the "Agreement," terms not defined herein being used herein as therein defined).

		      W I T N E S S E T H:

     WHEREAS, Borrower and the Lender wish to amend the terms of the Agreement as set forth herein;

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

     SECTION 1.  Amendments and Waiver

     (a) Section 10.1 (o) of the agreement is hereby amended in its entirety to read as follows:

     (o) Mr. R. S. Harrison shall cease to be the Chairman of the Board of Borrower or his duties or powers shall be substantially reduced.

     (b) Section 10.1 (p) of the Agreement is hereby amended by removing the words "and Mr. Harry F. Forbes" each time it appears in such Section.

     (c) Lender hereby waives compliance by Borrower (i) with the provisions of Section 7.17 (c) of the Agreement between October 1, 1994 and December 12, 1994 and (ii) with the provisions of Section
8.24 of the Agreement between November 1, 1994 and March 2, 1995.

     SECTION 2.  Conditions of Effectiveness.  Section 1 of this
Amendment shall become effective when, and only when, Lender shall have received a copy of this Amendment executed by each of the parties hereto.

     SECTION 3. Representations and Warranties. Borrower represents and warrants to Lender as follows:

     (a) All of the representations and warranties of Borrower contained in the Agreement and in each of the other Loan Documents are true and correct on the date hereof, except to the extent any such representation or warranty expressly relates to an earlier date. No Event of Default has occurred and is continuing.

     (b) The execution, delivery and performance by Borrower of this amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

     (c) This amendment has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

     SECTION 4.  Reference to the Effect on the Loan Documents.

     (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Agreement to "this
Agreement," "hereunder," "hereof,""herein," or words of like import, and each reference in the other Loan Documents to the Agreement shall mean and be a reference to the Agreement as amended hereby.

     (b) Except as specifically amended herein, the Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 5. Costs and Expenses. Borrower hereby agrees to pay on demand all costs and expenses of Lender in this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Lender with respect thereto.

     SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New
York applicable to contracts made and performed in New York, without regard to the principles thereof regarding conflict of law.

     SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


			   GENERAL ELECTRIC CAPITAL CORPORATION

			   By:  DANIEL W. PORTER

				 Title:


			   BALDWIN PIANO & ORGAN COMPANY

			   By:  HARRY F. FORBES, JR.

				 Title:  Vice President